TABLETRAC, Inc.

2024 Shareholders Meeting



Secure | Unified | Stable

May 15, 2024

Cautionary Statement

Certain statements that may be made today will be considered “forward looking” as that term is defined under the rules of the Securities and Exchange Commission (SEC), and are therefore subject to the safe harbor created by such rules. Although the Company believes the expectations reflected in any forward looking information and statements are reasonable, such forward looking information and statements involve risks and uncertainties that could lead actual results to differ from those contained in today’s presentation materials and discussion. The general factors impacting future results are discussed in detail in the Company’s SEC filings, The forward looking information and statements in this presentation speak only as of the date hereof and the Company undertakes no obligation to update the information contained in this report unless required by law.

Table Trac, Inc. (OTCQX: TBTC)

TABLETRAC, Inc.

2023 Financial Overview & Highlights

- Continued to expand our existing territories in California, Nevada, Texas as well as Australia and Panama
  - Delivered fifteen **(15)** new Casino Management Systems
  - Continue to expand one customer in Texas
  - Continued our expansion in Australia
- Opened our Las Vegas Sales and Marketing office – September 2023
- Record $7M in gross profit
- Maintenance revenue of approximately $5M in 2023 compared to $3.5M in 2022. A 42% increase.
- Other revenue of approximately $1.2M in 2023 compared to $1.1M in 2022. A 9% increase.
- Operating expenses $5.37M in 2023 compared to $4.9M in 2022 – a 9% increase
  - Increase in our marketing and sales efforts
- Net Income before taxes of $2M in 2023 compared to $2.1M in 2022
- Received our Louisiana approval
- Many technological updates – will be covered separately

TABLETRAC, Inc.

Company updates

Technology Updates

- **CasinoTrac™** v5 CMS continues to progress
- **KTMobile™** has received ***critical*** regulatory ***approval*** in ***Nevada***, following a successful field trial:
  - Virtual Carded Sessions
  - Cashless Capabilities with multiple FinTech providers
  - Approved casino credit transfers, to & from gaming machines
- **KioskTrac™** product suite expands
  - Sports-based and Premium Catalogs expanded and placed in the market


KioskTrac
KioskTrac
KioskTrac

TABLETRAC, Inc.

IP & Commercial Updates

Investing in the brand **& *delivering*** value:

Multiple trademarks established, software developed, released, and collateral developed

Significant CMS *Feature* ***Growth*** & *Partner* ***Expansion***:

- **Mystery Bonus** (new NV Approval), multi-level, promotional awards
- **NCEP UP** (new NV Approval) Account-based credit transfers @ game
- **PlayerLINQ™** - More features and official Brand for SMIB
- **SlotSUITE™** - OnDemand, programmatic coupons, tax forms, communicate with anonymous players!
- **SelfPay™** - reduce jackpot downtime by 90%, Back to play faster!
- **RePrintEnroll™ ("RPE")** – save labor and drive Rated Play
- **CasinoTrac MFA™** - enhanced system security

PlayerLINQ™

SlotSUITE™

SelfPay™

TABLETRAC, Inc.

New Partnerships & Integrations

centennial gaming systems

TRANSACT®

EPICENTRAL®

koin™

ags

JCM GLOBAL

eConnect

2024 Year to Date Highlights

- Two (2) systems installed
  - One Customer continues to expand (Texas)
  - Australia continues to expand its operations
- Backlog contains three contracts as of 5/15/2024
- Currently licensed in the following states:

- California	- Maryland	- Nevada
- Iowa	- Minnesota	- West Virginia
- Louisiana	- Mississippi	- Wisconsin

Other Company Updates

- **Company's Capitalization plan**
  - The Board remains focused on expanding the current business model
  - Considering other opportunities or business synergies within the industry
- **Dividend Plan**
  - The Board of Directors remains committed to the Table Trac dividend program
    - Current program is $0.01/share to be declared quarterly

TABLETRAC, Inc.

2024 Shareholders Meeting

Questions and Answers

Secure | Unified | Stable

May 15, 2024